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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 28, 2001


                              IBS INTERACTIVE, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                       0-24073                 13-3817344
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(State or Other Jurisdiction)    (Commission File Number)      (IRS Employer
                                                             Identification No.)


            400 North Ashley Drive, Suite 2600, Tampa, FL     33602
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              (Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code:     (813) 221-0024
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 4.  Changes in Registrant's Certifying Accountant

         On September 27, 2001, the registrant, IBS Interactive, Inc. (the "Company"), notified BDO Seidman LLP ("BDO") they would no longer be engaged as our auditors and appointed Pender Newkirk & Company, a local Tampa firm, as its independent accountant for the remainder of 2001. The Company's change of accountants was approved by the Company's audit committee and board of directors.

         BDO's report on financial statements of the Company for the past two years contained no adverse opinion, disclaimer of opinion, or was qualified or modified as to audit scope or accounting principles. BDO's report on the Company's financial statements was qualified as to uncertainty due to the fact that the Company has incurred significant losses for the years ended December 31, 2000 and 1999 and its ability to continue as a going concern is contingent upon its ability to raise additional funds and restructure its liabilities.

         During the past two fiscal years and the subsequent interim period preceding the notice, there were no disagreements between the Company and BDO on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of BDO, would have caused BDO to make a reference to the subject matter thereof in connection with its report.

         The Company has provided BDO a copy of the disclosures it is making in this report and has requested BDO to furnish the Company with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the statements made by the Company in such report and, if not, stating the respects in which it does not agree. BDO's letter is not yet available to the Company. Accordingly, the Company has requested BDO to provide the letter as promptly as possible so that the Company can file the letter with the Commission within 10 business days after the filing of this report.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  IBS INTERACTIVE, INC.
                                  (Registrant)


                                  By: /s/ Karen L. Surplus
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                                      Karen L. Surplus, Chief Financial Officer,
                                      Treasurer and Asst. Secretary


                                  Date: September 28, 2001
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